NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Howard Weil
Energy Conference
March 24, 2010
Investor Presentation

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Forward-Looking Statements
◆ This presentation contains forward-looking statements.
◆ All forward-looking statements speak only as of the date of this presentation or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to the company or any person acting on the company’s behalf are qualified by the cautionary statements in this section. The company does not undertake any obligation to update or publicly release any revisions to forward-
 looking statements to reflect events, circumstances or changes in expectations after the date of this report.
◆ Actual experience may differ and such differences may be material.
◆ Backlog consists of written orders and estimates for our services which we believe to be firm. In many instances contracts are cancelable by customers so we may never realize some or all of our backlog, which may lead to lower than expected financial performance.
◆ Forward-looking statements are subject to uncertainties and risks which are disclosed in Geokinetics’ Annual Report on Form 10-K and Quarterly Reports on
 Form 10-Q.

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

GOK Market Data
◆ Leading provider of seismic data acquisition, processing and interpretation services to the oil & gas industry worldwide
Market Data (at 3/17/2010)
• Exchange/Ticker:   NYSE Amex: GOK
• Market Capitalization:   $139.5 MM
• Enterprise Value:  $475.7 MM*
Trading Data (at 3/17/2010)
• Common Shares O/S  17.7 MM
• Avg. Volume (90 day)   156,448 shs/day
• Institutional Ownership  75%
*Reflects Debt & Preferred Equity, Cash (including $122.8 million of Restricted Cash) as of 12/31/09.
Excludes the impact of long-term Restricted Cash, which was used to fund the cash portion of the acquisition of PGS Onshore.
Institutional ownership as reported by Ipreo Bigdough as of 12/31/09.

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Geokinetics Overview
◆ Provides onshore seismic data acquisition services by collecting two-dimensional (2D), three-
 dimensional (3D), and multi-component seismic data on a contract basis for its customers.
◆ Offers extensive onshore capabilities, including:
 ▪ mountain, jungle, marsh, swamp and shallow water environments
 ▪ desert conditions
 ▪ the environmentally sensitive terrain of the Arctic
◆ Expanded onshore multi-client library to over 6,000 square miles
◆ Provides a suite of onshore and offshore proprietary seismic data processing and interpretation products and services to produce an image of the earth’s subsurface
◆ Purpose-built vessels designed for cost-effective
 mobilization by air, land or sea
 ▪ Up to 65’ in length, ultra shallow draft vessels
 ▪ Capable of operating 150 ft. water depth
 ▪ Four active crews
◆ Launched OBC operations Q4 2007
◆ First operator of Sercel SeaRay (2 systems)
◆ Offshore capabilities up to 500 ft. water depth
◆ Expanding OBC capabilities near-term
Leader in Transition Zone
Emerging OBC Market

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Industry Dynamics
◆ Over 50% of Top 50 oil companies are NOC’s
 (Source: Petroleum Intelligence Weekly)
◆ NOCs control as much as 94% of world’s oil and gas reserves
 (Source: Oil & Gas Journal, February 2, 2009)
◆ International projects are mostly targeting oil prospects, while U.S. projects generally focused on natural gas
◆ Technical advances such as 3-D seismic, hydraulic fracturing and horizontal drilling are bringing new activity in regions with known hydrocarbon systems
◆ U.S. shale plays still active and profitable with E&P expenditures expected to rise by 13% in 2010
◆ Increasing demand for seabed seismic data acquisition
 (Transition Zone, Ocean Bottom Cable and 4D)
◆ 45% of companies surveyed by Barclays indicated an increase in 2010 exploration spending
Source: Barclays Capital - The Original E&P Spending Survey , December 16, 2009.
International Exploration and Production Expenditures ($B)

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Expanding Capital Budgets
Source: Barclays Capital - The Original E&P Spending Survey , December 16, 2009.

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Global Seismic Crew Count
(Includes Onshore and Offshore)
Seismic Crew Data Source: IHS Energy.
* Counts for the CIS are based on partial data. There are an estimated 340 crews currently working in the CIS. Far East counts include only partial data for China and India.
◆ International seismic work
 represented 77% of total market,
 driven by NOCs and IOCs
 primarily targeting oil

◆ Total working crew count in U.S.
 was flat in March 2010, but
 offshore work in GOM grew by
 30% YOY.
◆ U.S. E&P spending in 2010
 expected to increase 11%;
 international E&P spending
 expected to increase 10%, mostly
 due to higher exploration capital
 spending from NOCs(1)
◆ Geokinetics currently has working
 crews in U.S., Canada, Africa,
 Latin America and Far East.
1. Source: Barclays Capital - The Original E&P Spending
 Survey 12/16/2009
Region	Mar-2009	Mar-2010	Change
U.S.	73	73	0
Canada	12	16	+4
U.S. & Canada	85	89	+4
Europe	35	32	-3
CIS*	47	46	-1
Latin America	36	35	-1
Africa	73	73	0
Middle East	34	34	0
Far East	72	70	-2
Outside U.S. & Canada	297	290	-7
World Total	382	379	-3

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Geophysical Market - Competitive Landscape
Company	Data Acquisition				M-C Data Library	Data Proc & Interp	Eqpmt.	Land Seismic Crews
	Marine Streamer	Land	TZ	OBC				Intl	North Amer.
Geokinetics		✓	✓	✓	✓	✓		✓	✓
Dawson		✓				✓			✓
Tidelands		✓	✓						✓
PGS	✓				✓	✓
BGP	✓	✓	✓			✓	✓	✓
CGGVeritas (Sercel)	✓	✓	✓	✓	✓	✓	✓	✓	✓
WesternGeco (Schlumberger)	✓	✓	✓	✓	✓	✓	✓	✓
Global Geophysical		✓	✓	✓	✓	✓		✓	✓
Seitel					✓
Mitcham							✓
ION Geophysical					✓	✓	✓
Bolt Technologies							✓
OYO Geospace							✓

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Key Differentiators of GOK Business Model

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Significant Global Market Presence
Strong backlog of $378.2 million as of 12/31/09 *
▪ International projects comprise 76% of backlog
▪ Approximately 75% of international backlog is with NOCs or partnerships including NOCs
▪ Most international business targeted to oil prospects
Geographic Revenue % Split
25%
52%
60%
83%
76%
100%
75%
48%
40%
17%
24%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2005
2006
2007
2008
2009
12/31/09*
International
North America **
* Backlog is pro forma for the acquisition of PGS Onshore
** Going forward, North America is expected represent approximately 20 to
25% of revenues.
Backlog %

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Proven International Operating Expertise
11
◆ Global presence - infrastructure / assets / people
 ▪ Fully trained, local management / technicians available in key markets
 ▪ Expertise shared globally
 ▪ Ability to mobilize crews to the most active regions worldwide, as markets dictate, to maximize utilization
 ▪ Crews can be moved easily at a minimal cost
 ▪ Use of common equipment increases productivity and cost savings
◆ Crews strategically located worldwide in regions offering long-
 term work prospects
 ▪ International projects tend to be longer term, up to 2 years
 ▪ Smaller jobs can be consolidated to minimize downtime

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Multi-Region and International Presence
12
Canada
3
USA
6
Mexico
3
Egypt
1
Tunisia
1
Alaska
2
Brazil
2
Malaysia
1
Bangladesh
1
Angola
1
Cameroon
1
Colombia
2
Ecuador
1
Peru
2
Libya
1
Bolivia
2
Thailand
1
Trinidad
2
Gabon
1

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Extensive Multi-Client Library
Multi-Client Data Library
13
Willow Bend MC3D
35 square miles
Patrick Draw
290 square miles
Taloga
102 square miles
Wichita Mountain Front MC3D
3,000+ square miles
Ultra Deep Regional 2D
125 square miles
Hearne East and Flynn 3D
488 square miles
Crockett 3D
455 square miles
Key Creek North
505 square miles
High Density Alaska
 Foothills
500 square miles
Bradford County
742 square miles (1)
(1) Upon completion of jobs In progress

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

PGS Onshore Acquisition Expanded Our
Scope and Scale
Recording channels
Vibroseis equipment
Crew capacity
Multi-client library sales
Pro-forma 2009 revenues
Pro-forma 2009 Adjusted EBITDA
Backlog (pro forma)
Employees
206,000
152
38
6,242 sq. miles
$711.1 million
$100.5 million
$378.2 million
8,119
(1)
As of December 31, 2009
(1) Upon completion of jobs In progress
Pro Forma 2009 includes estimated U.S. GAAP amounts for fourth quarter 2009 for PGS Onshore that are estimated off of the audited IFRS amounts.  Pro Forma 2009 Adjusted EBITDA excludes $1.3 million of one-time, non-recurring costs related to the PGS Onshore acquisition.

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Acquisition Synergies are Accretive in 2010
15
$10 million in
annual synergies
Cost
Revenue
Growth
Platforms
◆ Geokinetics estimates preliminary annual synergies of at least $10 million
◆ Majority of the synergies to be driven by overlap and cost reductions
◆ Synergies will begin to be partially realized in Q2 of 2010
Procurement
Corporate marketing
Organizational overlap
Office overlap
Cross-sell
Market access
New technology commercialization

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Strong Relationships with Diversified
Customer Base
Choice of Leading Operators - Geokinetics
◆ Long-standing relationships with major and independent oil and natural gas producers and NOCs throughout the world
 – Broad distribution of revenue across customer base
◆ No one customer represented more than 20% of total revenues in 2009

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Execution of Business Strategy Has Led to
History of Successful Growth
Maintain focus and specialization in
profitable, high-potential markets
17
Prudently invest in new and
technologically advanced equipment
Provide a broad range of services
Diversify operations geographically, oil
vs. gas, shallow water vs. land and other
services (Multi-Client and Data Process.)
Actively pursue strategic acquisitions
◆ In becoming a leading global seismic provider, Geokinetics has been able to execute its business strategy which has resulted in a history of successful growth
Successful integration of past
acquisitions
Significant capital investment in assets
and technology
(Over $200M over the past three years)
Transition to more international and
technologically advanced model
Significant growth in revenues and
improvements in profitability
Enhanced asset utilization and
operating efficiency

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Financial Highlights

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Historical and Pro Forma Financial
Performance
Historical and Pro Forma Revenue & Adjusted EBITDA Trends
19
$357.7
$474.6
$511.0
$753.4
$711.1
$34.4
$65.0
$88.3
$136.9
$100.5
$0
$100
$200
$300
$400
$500
$600
$700
$800
2007A
2008A
2009A
2008 PF
2009 PF
Revenues
Adjusted EBITDA
Pro Forma 2009 includes estimated U.S. GAAP amounts for fourth quarter 2009 for PGS Onshore that are estimated off of the audited IFRS amounts.
Adjusted EBITDA excludes $3.2 million of one-time severance costs in 3Q07 related to CEO departure and restructuring of data processing segment. Actual and Pro-Forma 2009 Adjusted EBITDA exclude $1.3M of one-time, non-recurring costs related to the PGS Onshore acquisition.

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Quarterly Results
Quarterly earnings can be uneven
◆ Seasonality in operations
 ▪ Canadian working season and thaw
 ▪ Rainy season in Latin America
 ▪ Monsoon season and whale migrations in Far East / Australia
◆ Budgeting cycle of international companies
Note: Adjusted EBITDA excludes $3.2 million of one-time severance costs in 3Q07 related to CEO departure and restructuring of data processing segment and $1.3 million in 4Q09 of one-time, non-recurring costs related to the PGS Onshore acquisition.
Quarterly Revenue ($MM)

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed

Pro Forma Capitalization and Credit Statistics
Pro Forma Capitalization (12/31/09)
(1) Enterprise value as of 12/31/09 based on GOK stock price of $7.92. Actual based on 15.3 million shares outstanding. Pro Forma shares outstanding based on 15.3 million basic shares outstanding + 0.2 million shares issued to the public + 2.2 million shares issued to PGS.
(2) Represents revolver availability of $58.1 million and $50 million on Actual and Pro Forma basis, respectively , less amount outstanding, plus unrestricted cash on the balance sheet.
(1)
(2)
Actual
Pro Forma
($ millions)
2009
Adjustments
2009
Cash, Cash Equivalents and Restricted Cash, current
$132.0
($74.2)
$57.8
Debt
 Existing Credit Facility
45.9
(45.9)
-
 Capital Leases and Vendor Financing
24.7
(20.8)
3.9
 New Senior Secured Credit Facility
-
-
-
 Senior Secured Notes, Net of Discount
294.3
-
294.3
Total Debt
364.9
298.2
 Mandatorily Redeemable Series C Pfd. Stock
32.1
-
32.1
Total Debt including Series C Pfd. Stock
397.0
330.3
Mezzanine Equity
71.2
-
71.2
Shareholders' Equity
150.4
19.7
170.1
Total Book Capitalization
$618.6
$571.6
Total Debt/Book Capitalization
59.0%
52.2%
Enterprise Value
$457.4
$483.5
Liquidity (Cash + credit facility available)
$16.1
$107.8
(66.7)
(66.7)

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Capital Expenditures and Multi-Client
Investments
22
◆ Geokinetics has spent over $200 million in the last three years to upgrade its US crews, expand recording and seabed capacity and enter the OBC market
◆ In 2009, Geokinetics began investment into a Multi-Client data library
◆ Both GOK and PGS Onshore capex fell in line with drop in oil prices
◆ PGS Onshore has invested heavily over the past several years to develop its Multi-Client data library in the U.S.
Historical and Pro Forma Capital Expenditure and Multi-Client Investments
(US$ in millions)
$32.7
$94.7
$77.1
$38.8
$113.1
$51.4
$10.7
$62.9
$14.2
$49.5
$175.9
$65.6
$-
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
$200.0
2006
2007
2008
2009
2008 PF
2009 PF
Capital Expenditures
Multi-Client Investment

NYSE Amex: GOK - A World of Opportunities, Revealed
NYSE Amex: GOK - A World of Opportunities, Revealed
Thank you for your interest.
Investor Presentation